[LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1) The Monthly Servicer Certificate for the Collection Period ended September 30, 1997 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2) Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3) No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 15th day of October, 1997.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Daniel A. Jauernig
    -----------------------------------
    Daniel A. Jauernig
    Senior Vice President and Treasurer

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   3,217,172.38   1,418,826.27              0.00
Investment Earnings                                                      83,152.94      17,697.99       7,404.77
Deposit to Collections                                                        0.00                          0.00
Withdraw in Excess of Required Balance                                                                (61,190.88)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  16,694,207.81
Add: Servicer Advances [4.3 b]                                          105,777.10
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]             (1,290,416.08)

Less: Investment Earnings to Newcourt [4.2 e]                           (83,152.94)    (17,697.99)     (7,404.77)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (15,509,568.83)                                  15,509,568.83

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                      (160,858.62)                                     160,858.62
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  15,348,710.21
     (1) Class A Interest [4.3 d iv A]                               (1,591,212.11)
     (2) Class B Interest [4.3 d iv B]                                  (95,228.65)
     (3) Class A Principal [4.3 d iv C]                             (12,822,019.24)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00    (135,451.29)
     (5) Class C Interest [4.3 d iv E]                                 (117,140.13)
     (6) Class B Principal [4.3 d iv F]                                (361,555.04)
     (7) Class C Principal [4.3 d iv G]                                (361,555.04)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                        (15,509,568.83)                                    160,858.62

Ending Balance                                                               (0.00)  3,081,721.09   1,357,635.39             0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                        September 1997

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          3,458,833.17       5,200,229.86      6,689,647.19
     (1) Class A Interest [4.3 d iv A]                                         340,130.38         590,349.72        660,732.01
     (2) Class B Interest [4.3 d iv B]                                          22,144.49          35,067.39         38,016.77
     (3) Class A Principal [4.3 d iv C]                                      2,924,525.83       4,703,179.95      5,194,313.46
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          26,614.56          42,880.82         47,644.75
     (6) Class B Principal [4.3 d iv F]                                         84,598.92         134,972.12        141.984.00
     (7) Class C Principal [4.3 d iv G]                                         84,598.92         134,972.12        141,984.00
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 3,482,613.10       5,641,422.12      6,224,674.99

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                                 September 1997

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               68,972,799.33      117,357,749.79     143,884,962.43
    Less: Previous Period's Prepayments                                      1,422,973.84        2,432,198.85       2,834,229.45
    Less: Previous Period's Defaults                                           380,413.18          645,659.71         782,798.50

    Prior Month Series ADCB (reported this period)                          67,169,412.31      114,279,891.23     140,267,934.48

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       60,111,407.49      103,117,855.68     127,063,847.93
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      340,130.38          590,349.72         660,732.01
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       340,130.38          590,349.72         660,732.01

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       60,111,407.49      103,117,855.68     127,063,847.93
    Prior Months Series ADCB                                                67,169,412.31      114,279,891.23     140,267,934.48
    Current Months Series ADCB                                              65,054,439.25      110,905,588.31     136,718,334.38
                                                                            -------------      --------------     --------------
                                                  Difference                 2,114,973.06        3,374,302.92       3,549,600.10
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    1,945,775.22        3,104,358.69       3,265,632.09

    Current Prepayments                                                        587,278.48          961,968.32       1,151,599.37
    Current Defaults                                                           391,472.13          636,852.94         777,082.00

                                                  Class A Total Due          2,924,525.83        4,703,179.95       5,194,313.46

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    2,924,525.83        4,703,179.95       5,194,313.46

    Class A Principal Distribution                                           2,924,525.83        4,703,179.95       5,194,313.46

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Disbribution            57,186,881.66       98,414,675.73     121,869,534.47

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             57,186,881.66       98,414,675.73     121,869,534.47

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        3,529,002.26        5,581,017.71       6,602,043.28
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       22,144.49           35,067.39          38,016.77
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        22,144.49           35,067.39          38,016.77

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                                 September 1997

Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        3,529,002.26        5,581,017.71       6,602,043.28
    Prior Months Series ADCB                                                67,169,412.31      114,279,891.23     140,267,934.48
    Current Months Series ADCB                                              65,054,439.25      110,905,588.31     136,718,334.38
                                                                            -------------      --------------     --------------
                                                  Difference                 2,114,973.06        3,374,302.92       3,549,600.10
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       84,598.92          134,972.12         141,984.00

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             84,598.92          134,972.12          141,984.00

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       84,598.92          134,972.12          141,984.00

    Class B Principal Distribution                                              84,598.92          134,972.12          141,984.00

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Disbribution             3,444,403.34        5,446,045.59       6,460,059.28

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              3,444,403.34        5,446,045.59       6,460,059.28

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        3,529,002.26        5,581,017.71       6,602,043.28
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360*Class C Interest Rate                                                    0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       26,614.56           42,880.82          47,644.75
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360*Class C Interest Default Rate                                            0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        26,614.56           42,880.82          47,644.75

    Class C Interest Paid                                                       26,614.56           42,880.82          47,644.75
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        3,529,002.26        5,581,017.71       6,602,043.28
    Prior Months Series ADCB                                                67,169,412.31      114,279,891.23     140,267,934.48
    Current Months Series ADCB                                              65,054,439.25      110,905,588.31     136,718,334.38
                                                                            -------------      --------------     --------------
                                                  Difference                 2,114,973.06        3,374,302.92       3,549,600.10
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       84,598.92          134,972.12         141,984.00

    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       84,598.92          134,972.12         141,984.00

    Class C Principal Distribution                                              84,598.92          134,972.12         141,984.00

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Disbribution             3,444,403.34        5,446,045.59       6,460,059.28

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              3,444,403.34        5,446,045.59       6,460,059.28

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules



Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                  321,717,238.02
    Servicing Rate                                                0.60%
    Monthly Servicing Rate                                        0.05%
    Prior Servicing Fee Arrearage                                 0.00
    Current Servicer Fee                                    160,858.62
    Servicer Fee Due                                        160,858.62
    Current Servicing Fee Arrearage                               0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   3,217,172.38
    Series ADCB                                         308,172,108.70
    Required Balance (Series ADCB* 1.00%)                 3,081,721.09
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account         (135,451.29)
    Ending Reserve Account Balance                        3,081,721.09
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                   1,418,826.27
    Required Balance                                      1,357,635.39
    Withdraw from Cash Collateral Account                   (61,190.88)

                                                         September 1997

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Months Rolling Avg. ADCB                           323,300,696

            Delinquency Ratio                                          0.75%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.42%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 month prior  3 month prior  4 month prior  5 month prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB      Delinquencies    Average
                                  -------------     ----      -------------   ---------
              0    2 months prior    2,499,295   340,012,742      0.74%         0.26%
                   1 month prior     2,441,176   321,717,238      0.76%         0.25%
                   Current           2,300,515   308,172,109      0.75%         0.24%
                                                                  -----         -----
                                                                  0.75%         0.75%

                                    Delinquency Ratio:            0.75%
                                    Maximum Delinquency Ratio:    2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior      57,652    388,623,503     0.01%
                   4 months prior     117,851    374,812,223     0.03%
                   3 months prior     160,559    359,377,972     0.04%
                   2 months prior     161,819    340,012,742     0.05%
                   1 month prior      106,478    321,717,238     0.03%
                   Current            120,593    308,172,109     0.04%
                                      -------  -------------    -----
                                      724,952  2,092,715,787     0.04%

                   Average ADCB                              348,785,964
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                             -----------
                   1% of Average ADCB                          3,487,860
                   Sum of Charge-Offs *2                       1,449,904
                   Annualized Charge-Off Ratio:                    0.42%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       3,081,721
                   Series Allocation Percentage                   22.54%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          6,888,807
                                                               ---------
                                                               7,583,273

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   3,081,721
                   Series Allocation Percentage                   33.88%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         10,892,091
                                                              ----------
                                                              11,936,196

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   3,081,721
                   Series Allocation Percentage                   43.58%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         12,920,119
                                                              ----------
                                                              14,263,269

Newcourt Receivables Asset Trust                          September 1997
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          57,186,882      98,414,676   121,869,534
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.477924154     0.579554655   0.647646669
  Principal Factor (per thousand):         24.440946840    27.696578943  27.603944061
  Interest Factor (per thousand):           2.842549192     3.476513295   3.511303194

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           3,444,403     5,446,046     6,460,059
  Initial B Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.662070774    0.737638611   0.789600360
  Principal Factor (per thousand):         16.261298960   18.281273176  17.354425492
  Interest Factor (per thousand):           4.256533916    4.749695983   4.646715140


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           3,444,403     5,446,046     6,460,059
  Initial C Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.662070774    0.737638611   0.789600360
  Principal Factor (per thousand):         16.261298960   18.281273176  17.354425492
  Interest Factor (per thousand):           5.115754632    5.807984526   5.823524228


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              292,827,271    308,172,109     95.02%
  31-60 Days Past Due   13,044,323    308,172,109      4.23%
  61-90 Days Past Due    2,300,515    308,172,109      0.75%
